UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
November 13, 2007 (November 12, 2007)
STERLING CHEMICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50132 (Commission File No.)	76-0502785 (IRS Employer Identification No.)

333 Clay Street, Suite 3600 Houston, Texas (Address of principal executive offices)		77002-4109 (Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     As previously disclosed in its Current Report on Form 8-K filed September 18, 2007, on September 17, 2007, Sterling Chemicals, Inc. (“Sterling”) entered into a long-term exclusive styrene supply agreement and a related rail car purchase and sale agreement with Nova Chemicals Inc. (“NOVA”), which have subsequently been assigned by NOVA to INEOS NOVA LLC (“INEOS NOVA”). Under the supply agreement, INEOS NOVA had the exclusive right to 100% of our styrene production (subject to existing contractual commitments), the amount of any styrene supplied in any particular period being at INEOS NOVA’s option based on a full-cost formula.
     On November 12, 2007, INEOS NOVA nominated zero pounds of styrene for the balance of 2007 and, on that same date, Sterling elected to exercise its right under the supply agreement to permanently shut down and decommission its styrene plant and sent notice of this election to INEOS NOVA and NOVA on such date. The determination by Sterling to permanently shut down its styrene plant under the agreement resulted in the agreement’s termination, which became effective upon receipt by INEOS NOVA and NOVA of Sterling’s notice.
     The press release announcing Sterling’s election to shut down and decommission its styrene plant and the supply agreement is included in this Current Report as Exhibit 99.1 and 10.1, respectively, and each is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition
     On November 13, 2007, Sterling issued a press release that, among other things, included information with respect to its results of operations for the third quarter of 2007. A copy of the press release is included in this Current Report as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
     The disclosure contained in Item 1.02, including the press release incorporated therein by reference, is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number	Description
Exhibit 10.1*	Agreement for the Exclusive Supply of Styrene by and between Sterling Chemicals, Inc. and NOVA Chemicals Inc., dated September 17, 2007.

Exhibit 99.1	Press Release dated November 13, 2007

*	Incorporated by reference to Exhibit 10.20 to Amendment No. 1 to Sterling’s Registration Statement on Form S-4 filed October 17, 2007 (Reg. No. 333-145803).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	STERLING CHEMICALS, INC.
	By:	/s/ Richard K. Crump
Richard K. Crump
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
Exhibit 10.1*	Agreement for the Exclusive Supply of Styrene by and between Sterling Chemicals, Inc. and NOVA Chemicals Inc., dated September 17, 2007.

Exhibit 99.1	Press Release dated November 13, 2007

*	Incorporated by reference to Exhibit 10.20 to Amendment No. 1 to Sterling’s Registration Statement on Form S-4 filed October 17, 2007 (Reg. No. 333-145803).